United States

Securities and Exchange Commission

Washington, D.C. 20549

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SWS Group, Inc.
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$100 million Capital Investment into SWS Group by Hilltop Holdings Inc. & Oak Hill Capital Partners April 12, 2011

Forward-Looking Statements

This presentation contains forward-looking statements.  Readers are cautioned that any forward-looking statements, including those predicting or forecasting future events or results, which depend on future events for their accuracy, embody projections or assumptions, or express the intent, belief or current expectations of the company or management, are not guarantees of future performance and involve risks and uncertainties.
Actual results may differ materially as a result of various factors, some of which are out of our control, including, but not limited to, volume of trading in securities, volatility of securities prices and interest rates, liquidity in capital and credit markets, availability of lines of credit, customer margin loan activity, creditworthiness of our correspondents and customers, the ability of the bank’s borrowers to meet their contractual obligations, the value of the collateral securing the bank’s loans, demand for housing, general economic conditions, especially in Texas and New Mexico, changes in the commercial lending and regulatory environments, the ability to meet regulatory capital requirements and cease and desist order terms and other factors discussed in our Annual Report on Form 10-K and in our other reports filed with and available from the Securities and Exchange Commission.

- Provides capital solution for Bank
- Addresses Bank regulatory concerns
- Supports continued growth at profitable Broker
- Closely aligns SWS shareholders with two highly regarded investors
  - Hilltop (Gerald J. Ford, proposed Board representative)
  - Oak Hill Capital (J. Taylor Crandall, proposed Board representative)
- Superior to other capital raising alternatives
- Removes obstacles to creating stockholder value

SWS GROUP
Building what you value.®

Investment Best Positions SWS for the Future 3

Background on SWS & Transaction

SWS Group Overview
(1)

SWS Group (NYSE:SWS) is a full service securities and banking firm
Provides broad range of investment, commercial banking and related financial services from its headquarters in Dallas and 59 offices across 15 states
Clients include individuals, corporations, institutional investors, broker-dealers, governmental entities, and other financial intermediaries
Founded in 1972; publicly traded since 1991
Over 1,100 employees nationwide, with total assets of $4.3 billion
Retail
498 Reps
$12.6 billion in
customer assets
Clearing
684,000 tickets
$14.2 billion under
custody
Broker: 83% of Q2 Revenues
Bank: 17% of Q2 Revenues
Institutional
Multiple units
include sales and
trading, investment
banking, stock
lending
52% of firm
revenue
$1.5 billion in assets
$1.0 billion net loans HFI
~80% Real Estate
$1.3 billion of deposits
85% from brokerage
customers
(1) Statistics shown are as of December 31, 2010 or for second fiscal quarter ended December 31, 2010.

- March 2010 – Losses in Bank's real estate loan portfolio result in FQ3 loss of ($0.35) per share
- July 2010 – Bank signs Memorandum of Understanding (MOU) with Office of Thrift Supervision (OTS)
- August 2010 – Jim Ross named President and CEO of SWS Group, Inc.
- June to September 2010 – Broker transfers $30.5 million of capital to Bank to maintain required capital ratios at Bank
- September 2010 – Bank launches sale of ~ $70 million in classified assets, resulting in FQ1 loss of ($0.64) per share; $57.5 million sold through December 31, 2010
- November 2010 – SWS Board establishes Special Finance Committee and cuts quarterly dividend from $0.09 to $0.01 per share; initial indication of interest (IOI) received from Hilltop
- December 2010 – SWS launches and later terminates $95 million convertible debt public offering
- January 2011 – Written IOI to lead $100 million investment received from Oak Hill Capital; Hilltop re-affirms interest
- February 2011 – Bank enters into Cease & Desist Order (C&D) with OTS
- March 2011 – SWS enters into funding agreement with Hilltop and Oak Hill Capital

SWS GROUP
Building what you value.®

Recent Timeline 6

Reasons for Raising Capital – Address Bank Issues
Bank’s capital base is expected to continue to suffer from deterioration in loan portfolio
Large concentration of residential and commercial real estate with material diminution in collateral values
$57.5 million of problem assets sold
(1)
, but classified assets & NPAs remain at unacceptably high levels
Bank is operating under C&D with the OTS
MOU and C&D resulted from Bank’s credit losses and excessive level of classified assets
Bank must maintain Tier 1 Capital Ratio > 8% and Total Risk-Based Capital Ratio > 12% continuing through any further credit deterioration
Heightened losses and regulatory requirements have impacted operations and profitability
Due to loan losses and write-offs, Bank had pre-tax loss of $68 million over last twelve months
Proactively shrunk balance sheet to bolster capital ratios, negatively impacting earnings power
Under Dodd-Frank Act, primary regulators will be the OCC and Federal Reserve

(1) Problem assets sold through 12/31/10; sale is still ongoing.
$18
$11
($18)
($68)
-150%
-120%
-90%
-60%
-30%
0%
30%
60%
-$75MM
-$60MM
-$45MM
-$30MM
-$15MM
$0MM
$15MM
$30MM
FY 2008 FY 2009 FY 2010 LTM 12/10
Bank Performance
Bank Pre-Tax Income (Loss) % Change in Assets

Reasons for Raising Capital – Alleviate Drag on SWS
Bank’s credit & regulatory issues are a drag on Broker and pose risks to SWS
Broker transferred $30.5 million of its capital to Bank during June-Sept. 2010, limiting Broker’s profits &
opportunities
Lack of resolution for Bank’s problems have negatively affected Broker’s operations and threatened relationships with customers, counterparties and employees
SWS Group and Broker are both considered a “source of strength”; must continue to support Bank
Management and SWS’ Board believe new capital is required to address Bank issues and allow Broker to operate and grow
(1) Broker includes clearing, retail and institutional business segments.
$69
$73
$48
$52
$18
$11
($18)
($68)
$49
$38
($5)
($49)
-$75MM
-$50MM
-$25MM
$0MM
$25MM
$50MM
$75MM
FY 2008 FY 2009 FY 2010 LTM 12/10
Pre-Tax Income (Loss) by Segment
(1)
Broker Bank SWS Group, Inc.

Extensive Process Leading to Proposed Transaction
New Executive Team has worked closely with Board since Fall 2010
Extensive dialogue with OTS, investment bankers, SWS stockholders and potential capital providers
Analyzed and explored significant number of public and private capital alternatives
Special Finance Committee has evaluated multiple courses of action since
November 2010
Public offering of convertible notes and/or other equity securities
Private financing options with multiple potential investment partners
Evaluated a range of capital raising alternatives, potential offering sizes and uses of proceeds
Extensive discussions & diligence work with Oak Hill Capital and Hilltop separately
Discussions began with Hilltop in Fall 2010; terminated to pursue canceled public offering
Oak Hill Capital submitted IOI in January 2011 to lead $100 million investment in SWS Group
Hilltop joined as second investor following SWS inquiry into its continued interest

Extensive Due Diligence Conducted
Hilltop, Oak Hill Capital & their advisors performed two phases of credit reviews
Phase One: Initial on-site credit diligence (4 week process)
Based on 9/30/10 loan trial balance & REO
261 loans comprising $653 million of loan commitments (51% of loan portfolio
(1)
)
Average loan size reviewed: $2.5 million
Utilizing Bank loan files, full re-underwriting and review of Bank’s risk weighting
Phase Two: Leveraged work done in Phase One for deep dive (5 week process)
Based on 1/31/11 loan trial balance & REO
373 loans comprising $677 million of loan commitments (60% of loan portfolio
(1)
)
Deep penetration in each loan segment
(1)
: 50% of A&D, 66% of Commercial Real Estate,
93% of Multifamily, 74% of C&I, 21% of SBA, 23% of Residential and 67% of REO
Included virtually all borrower relationships > $2.0 million, 130 relationships reviewed
Reviewed complete loan files, appraisals, rent rolls and financial statements, as well as visited many collateral properties
Extensive due diligence also performed on all Broker units over same period

(1) Based on outstanding loan commitments.

Summary of Investment Terms
$100 million capital infusion into SWS by Hilltop and Oak Hill Capital
In return for capital infusion, SWS will issue to Hilltop and Oak Hill Capital:
$100 million of five year, 8% unsecured senior notes
17.4 million, 5-year warrants exercisable at $5.75 per share
• 8.7 million warrants issued to each investor (~17% pro forma ownership each)
Hilltop and Oak Hill Capital to each receive one Board seat and Observer rights
Each board seat maintained with ownership in SWS above 9.9%
Observer right for each maintained with ownership in SWS above 4.9%
$80 million of proceeds to be contributed to Bank, with remaining $20 million held initially at SWS Group, Inc. (holding company)
Subject to stockholder and regulatory approvals

Transaction Rationale

- Deterioration in Bank's asset quality must be addressed

SWS GROUP
Building what you value.®

Provides Capital Solution for Bank
New capital allows Bank to address asset quality issues and adhere to
C&D’s capital requirements while not further shrinking Bank’s profitable segments
(1) Texas Ratio = Total non performing assets  / (Bank capital plus ALLL); Pro-forma ratio assumes $80 MM capital transfer to the Bank
(2) Classified Asset Ratio = Total classified assets / (Bank capital plus ALLL); Pro-forma ratio assumes $80 MM capital transfer to the Bank
(3) Assumes $80 MM of capital allocated to the Bank with proceeds being risk-weighted at 20.0%

Tier 1 (Core) Capital                                            8.00%                        9.43%                 14.04%
Total Risk-Based Capital Ratio                                      12.00% 14.04%                 20.33%
C&D Pro-Forma
Bank Capital Ratios                                Requirement 12/31/10 12/31/10
(3)
Bank Asset Statistics 12/31/09 12/31/10
Pro-Forma
12/31/10
(3)
Classified Assets ($ millions) $93 $273 $273
Non-performing assets ($ millions) 65 103 103
Texas Ratio
(1)
34.8% 51.2% 36.3%
Classified Asset Ratio
(2)
51.3% 140.0% 99.3%

New Capital Addresses Bank Regulatory Concerns
Bank entered into C&D with OTS on February 2011, requiring it to:
Maintain Tier 1 (Core) Capital Ratio > 8% and Total Risk-Based Capital Ratio > 12%
Implement and adhere to classified asset reduction plan
Engage third-party to review loan portfolios that were not classified as substandard
Conduct management study
Not pay any dividends
Investment enables Bank to proactively satisfy C&D requirements
Provides sufficient capital to sustain losses and maintain C&D’s required capital ratios
Greater flexibility in reducing classified and non-performing loans
Bank will continue to work diligently towards satisfying all regulatory requirements and exiting
C&D
Proactively addressing Bank’s regulatory issues allows SWS to move forward
#1 investor concern for past 12 months, depressing stock’s valuation
Expertise and experience of investors’ representatives additive to Board

Supports Continued Growth at Profitable Broker
Non-bank profit growth remains strong
$18 million in pre-tax earnings over the last twelve months and $70 million since Jan 2008
(1)
Broker excess net capital of $115 million at 12/31/2010
Capital infusion alleviates future “capital call” on Broker
Critical for Broker to have >$100 million excess net capital for transactions with counterparties
As “sources of strength”, potential for further capital transfers to Bank has necessitated above-
desired liquidity at Broker
Cash coupon payments less than SWS’ previous common dividend
Broker already was funding entire dividend for past several years
Transaction could also facilitate additional investments in Broker:
Recruiting additional retail brokers
Increased capital commitments in institutional businesses

(1) Represents consolidated pre-tax earnings less those attributable to the Bank segment for periods ended December 31, 2010.

Closely Aligns SWS Shareholders with Two Highly Regarded Investors
Headquartered in Dallas, TX
Publicly-traded holding company seeking strategic opportunities
$600 million of freely-usable cash to invest
Through wholly-owned subsidiary (NLASCO, Inc.), operates property and casualty insurance company
Gerald J. Ford is Chairman
Hilltop
Holdings
Inc.
(NYSE: HTH)
Headquartered in New York, NY
Successor firm (established in 1999) to Robert M. Bass’s family office, which was first formed in 1986
Assets under management ~ $8.2 billion +
Oak Hill Capital targets opportunities to partner with exceptional entrepreneurs, management teams and corporations who share Oak Hill
Capital’s vision for value creation and philosophy of aligning interests
Oak Hill Capital has completed over 60 transactions since mid-1980s
Oak Hill
Capital
Partners

Proposed New SWS Group Directors
Gerald J. Ford
Chairman of the Board of Hilltop since August 2007; Director since June 2005
Banking and financial institutions entrepreneur who has purchased and managed over 50 depository institutions and financial services companies in his more than 35-year career
Acquired a majority stake in Pacific Capital Bancorp in August 2010 through Ford Financial
Fund, L.P.
Served as Chairman of the Board and CEO of Golden State Bancorp Inc. and its
predecessors from 1994-2002
Holds B.A. in Economics and J.D. from Southern Methodist University, where he currently serves on the Board of Trustees
J. Taylor Crandall
Managing Partner of Oak Hill Capital; affiliated with Oak Hill Capital since 1986
Over 25 year relationship with the Bass organization
Previously Vice President with First National Bank of Boston, where he managed a leveraged buyout group and the bank's Dallas energy office
Holds B.A. (magna cum laude) from Bowdoin College, where he has served on the Board of
Overseers; also received an honorary doctorate in humane letters from Bowdoin in 2010

- Proposed investment is culmination of process that began in Fall 2010
  - Explored numerous public and private capital alternatives
  - Met with many capital providers, investment bankers, and institutional investors
  - Met with OTS and other regulatory agencies
- Pricing/terms of proposed investment are superior to other alternatives
  - Closing price of $3.91 on 12/8/10 when SWS cancelled public convertible debt offering
  - Warrant expiration and loan maturity at 5 years, likely will provide for permanent capital
  - Interest expense is tax deductible vs. preferred dividends
- Private placement avoided uncertainty of a public offering
  - Extensive diligence by investors and their professional advisors
  - Removes uncertainty and clarifies investment story going forward
- Board representatives of Oak Hill Capital and Hilltop will contribute meaningfully to all business segments
  - Warrants align Investors' interests with current shareholders, who will participate in SWS' future performance

SWS GROUP
Building what you value.®

Superior Choice vs. Other Capital Raising Alternatives 18

Attractive Pricing vs. Recent SWS Share Prices
Warrant Strike Price $5.75
3/16/11 Closing Price $4.93 16.6%
5 Day Average Price
(1)
5.07 13.4
10 Day Average Price
(1)
5.24 9.7
3 Month Average Price
(1)
5.13 12.1
12/8/10 Closing Price
(2)
3.91 47.1
SWS Strike Price
Pricing Comparison                             Price Premium
(1) Prices represent the volume weighted average prices over the period ended 3/16/11, the last closing price before details of unsolicited proposal were made public.
(2) Closing price on 12/8/10, the date on which SWS cancelled its planned $95 million convertible debt public offering.

Removes Obstacles to Creating Shareholder Value
Addresses capital and regulatory uncertainty regarding Bank
Provides capital to address asset quality while adhering to requirements of C&D
Provides flexibility in maximizing value of problem assets
Eliminates uncertainty impacting SWS and its stock
Opportunity for fair valuation in stock market for Broker
Quantifies and completes already anticipated dilutive event
Opens door for Broker growth
Provides financial stability for firm, its employees and trading partners
Alleviates uncertainty and concerns for both prospective recruits and clients
Allows management team to focus on addressing new, profitable growth opportunities
Deepens financial expertise of the Board

Investment Best Positions SWS for the Future 21

Shareholder Approval 22 The Board of Directors of SWS Group unanimously recommends a vote FOR the Investment